UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): February 8, 2024

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12822	58-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 Summit Boulevard, 15th Floor
Atlanta, Georgia 30319
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BZH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On February 8, 2024, the Company held its 2024 Annual Meeting of Stockholders. A total of 26,566,103 shares were represented in person or by valid proxy at the annual meeting and the Company’s stockholders took the following actions:
1.    Election of Directors. Stockholders elected Lloyd E. Johnson, Allan P. Merrill, Peter M. Orser, Norma A. Provencio, June Sauvaget, Danny R. Shepherd, Alyssa P. Steele and C. Christian Winkle to serve as directors until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified. The vote totals for each of these individuals were:

Director	Shares For	Shares Against	Shares Abstained	Broker Non-Votes
Lloyd E. Johnson	24,088,480	272,777	48,770	2,156,076
Allan P. Merrill	23,674,560	679,772	55,695	2,156,076
Peter M. Orser	24,210,463	150,794	48,770	2,156,076
Norma A. Provencio	22,919,301	1,436,509	54,217	2,156,076
June Sauvaget	24,333,457	26,741	49,829	2,156,076
Danny R. Shepherd	23,316,347	1,044,604	49,076	2,156,076
Alyssa P. Steele	24,332,122	28,473	49,432	2,156,076
C. Christian Winkle	24,221,697	130,630	57,700	2,156,076

2.    Ratification of Independent Accountants. Stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. The vote totals were: 26,105,423 shares for, 429,567 shares against and 31,113 share abstentions.

3.    Vote on Compensation of Named Executive Officers. Stockholders approved the compensation paid to the Company’s named executive officers for the fiscal year ending September 30, 2023. The vote totals were: 23,430,768 shares for, 924,188 shares against, 55,071 share abstentions and 2,156,076 broker non-votes.

4.    Vote on Amendment to Amended and Restated 2014 Long-Term Incentive Plan. Stockholders approved the amendment to the Amended and Restated 2014 Long-Term Incentive Plan. The vote totals were: 19,934,083 shares for, 4,429,911 shares against, 46,033 share abstentions and 2,156,076 broker non-votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, Inc.

Date:	February 9, 2024	By:	/s/ Keith L. Belknap
Keith L. Belknap Executive Vice President, General Counsel and Corporate Secretary